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                                                                    EXHIBIT 99.1

               CERTIFICATION PURXUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of I-many, Inc. (the "Company") for the three-month period ended June 30, 2002, as filed with the Securities and Excahnge Commission on the date hereof (the "Report"), the undersigned, A. Leigh Powell, Chief Executive Officer of the Company, and Kevin
F. Collins, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Dated: August 13, 2002
                                        /s/ A. Leigh Powell
                                        -----------------------------
                                        A. Leigh Powell
                                        Chief Executive Officer

Dated: August 13, 2002
                                        /s/ Kevin F. Collins
                                        -----------------------------
                                        Kevin F. Collins
                                        Chief Financial Officer